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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 1, 2005

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                          000-32741              84-1394211
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
    of Incorporation)                                        Identification No.)


13-01 Pollitt Drive, Fair Lawn, NJ                                 07410
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 (Address of principal executive offices)                       (Zip Code)


        Registrant's Telephone Number, Including Area Code (201) 703-2299
        -----------------------------------------------------------------

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ]    Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

        [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

        [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

        Effective November 1, 2005, Patrick G. LePore resigned from the Registrant's Board of Directors for personal reasons.

        A copy of the press release describing this action, dated November 7, 2005, is attached hereto as Exhibit 99.1.

ITEM 9      FINANCIAL STATEMENTS AND EXHIBITS

        The following Exhibit is attached to this Current Report:

        99.1    Press Release, dated November 7, 2005

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VYTERIS HOLDINGS (NEVADA), INC.

Dated: November 7, 2005                 By: /s/ Michael McGuinness
                                            ----------------------
                                            Michael McGuinness
                                            Vice President and Chief Financial
                                            Officer, Assistant Secretary and
                                            Treasurer